March 31, 2015

Volumetric Fund, Inc.

A No-Load Mutual Fund

---------------------------------

First Quarter

Report 2015

                  Volumetric Fund, Inc.

To our shareholders:

Volumetric Fund’s net asset value (NAV)) advanced 2.4% in the first quarter of 2015. Our NAV has appreciated $0.48, from $19.83 to $20.31, during this period. Our cash position was 20.9% at the end of the first quarter. Volumetric Fund outperformed the Standard & Poor 500 and most other major indices during the quarter. Also, as indicated in the table below, Volumetric has substantially outperformed the market indices, ever since the introduction of the “Volume and Range” system in 2000.

                                  First Quarter    Since

                                      2015            9/1/2000*

Volumetric Fund	+ 2.4%	109.3%
S&P 500 Index	+ 0.4	+ 36.0
NYSE Index	+ 0.6	+ 52.3
Dow-Jones 30	- 0.3	+ 58.2
NASDAQ Comp.	+ 3.5	+ 15.7

*Introduction of “Volume and Range” system

The Volumetric Index, which measures the value of a hypothetical investment of $10,000 in the Volumetric Fund since its inception on January 1, 1979, climbed to $281,071. This is just below its all-time record high of $285,918 established on March 2, 2015. This is         equivalent to a 9.69% compounded growth rate since the Fund’s inception 36 years ago.

PORTFOLIO REVIEW (Unaudited)

At the end of the first quarter we had 69 securities in our portfolio. Our average stock was up 39.9%. Our portfolio contains 58 gainers and   11 losers. As of March 31, our best percentage gainer was Electronic Arts with a 311% gain. Our worst performer was Newmont Mining with a 12.3% loss.

During the first quarter, we purchased 10 stocks and sold 9, as indicated below:

Purchases: Coach Corp., Convergys, Dover Corp., Kindred Healthcare,

Nucor, Owens Illinois, Procter & Gamble, Teledyne Technologies, Waste Connection and Yahoo.

Sales: Consolidated Energy, Darling Ingredients, Deckers Outdoor, Dresser Rand, Estee Lauder, Family Dollar Stores, Finish Line, Merck and Owens Illinois. Our most profitable sales was Deckers Outdoor with 143.8% capital gain.

The following ten stocks were the best gainers in our portfolio.

        TOP TEN COMMON STOCK GAINERS*

                           (Unaudited)

                            (As of 3/31/2015)

                                              % Gain       % Total

Electronic Arts	311.1%	2.80%
Greenbrier Companies	215.1	1.18
Ball Corporation	180.2	1.68
Tyson Foods	142.9	0.85
O'Reilly Automotive	135.6	1.77
Cardinal Health	130.0	1.69
Pfizer	112.7	1.36
United Health	107.0	1.61
Hewlett Packard	96.7	1.48
Knight Transportation	89.5	1.53

*Indices and Exchange traded funds (ETFs) are not included

ANNUAL MEETING

The annual meeting of shareholders will be held at 8 p.m., Wednesday, June 24, 2015, at the Holiday Inn, 329 Route 303, Orangeburg, New York. Invitations and proxy statements will be sent out to shareholders in April. Shareholders of record at the close of business on April 23, 2015, are entitled to receive proxy material and an invitation to attend the meeting.

At the meeting, as described in the Proxy Statement, you will be asked to elect nine directors and ratify the appointment of BBD, LLP, as independent registered public accounting firm of the Fund for calendar year 2015. We will also review Volumetric Fund’s year to date performance.

PRIVACY POLICY

According to federal law and regulations, financial institutions, including mutual funds, are required to disclose their privacy policy to their clients and shareholders   annually. To meet this requirement, our fund’s privacy policy is described in the following paragraphs.

Volumetric Fund and its affiliate Volumetric Advisers, Inc. work hard to maintain the highest standard of confidentiality and to respect the privacy of its shareholders and clients.  The non-public personal information collected about you comes primarily from the account applications or other forms you submit to Volumetric Fund, Inc.

We do not market or disclose information about you to anyone, except as permitted by law.  For example, this may include disclosing information according to your express consent to fulfill your instructions, such as in a mortgage application, or to comply with applicable laws and regulations.

We limit information about you to those of our employees who are involved in servicing your account.  We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to guard the information. If our relationship ends, we will continue to treat the information as described in this Privacy Policy notice.

UPDATE AND OTHER NEWS

After fluctuating sharply during the first three weeks in April, the stock market appears to stabilize.  As of April 23, Volumetric Fund’s NAV stood at $20.42, up 2.9% since the beginning of the year. The S&P 500 index increased 2.9% and the Dow Jones Industrials went up 1.3% in the same period.

Despite the flat but volatile start in April, we remain optimistic for 2015 for the following reasons.

1) We expect a gradual improvement in the economy.

2) According to the Federal Reserve’s projections, interest rates will remain low through 2015. Low interest rates make stocks more attractive relative to other investments.

We appreciate your continued support. In case you wish to add to your account, please enclose your check or money order in the prepaid envelope we sent you with the proxy. As you know, you can follow our NAV daily on our website: www.volumetric.com. Also, you may type in our ticker symbol, VOLMX, on any stock market website.

We hope to see many of you at our annual meeting. Please do not hesitate to call us, if you have any questions.

April 24, 2015

   Sincerely,

Gabriel Gibs

   Irene Zawitkowski

Chairman & CEO

   President

Volumetric Fund, Inc.

87 Violet Drive

Pearl River, New York 10965

Tel: 845-623-7637

800-541-FUND

Ticker: VOLMX

www.volumetric.com

Investment Adviser and

Transfer Agent

Volumetric Advisers, Inc.

Pearl River, New York

Custodian

J.P. Morgan Chase*

New York, New York

    *Effective May 2015, US Bank N.A.,

Milwaukee, WI, will replace J.P. Morgan

Chase as custodian.

Independent Registered Public

Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania

Board of Directors

Richard Brega Jr.

Gabriel J. Gibs, Chairman

Josef Haupl

Alexandre M. Olbrecht, Dr.

Stephen Samitt

Allan A. Samuels

David L. Seidenberg

Raymond W. Sheridan

Irene J. Zawitkowski

Officers

Gabriel J. Gibs

    Chief Executive Officer, Portfolio Co-Manager

Irene J. Zawitkowski

    President, Portfolio Co-Manager

Jeffrey M. Gibs

    Vice President, Chief Compliance Officer